UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche Strategic Equity Long/Short Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

30 Statement of Changes in Net Assets

31 Financial Highlights

35 Notes to Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Information About Your Fund's Expenses

52 Tax Information

53 Advisory Agreement Board Considerations and Fee Evaluation

56 Board Members and Officers

61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Since the fund will typically hold both long and short positions, the fund’s results will suffer both when there is a general market advance and the fund holds significant short positions, or when there is a general market decline and the fund holds significant long positions. Investment strategies employed by the fund’s investment management teams are intended to be complementary, but may not be. The interplay of the various strategies may result in the fund holding a significant amount of certain types of securities and could increase the fund’s portfolio turnover rates which may result in higher transactional costs and/or capital gains or losses. Some money managers will have a greater degree of correlation with each other and with the market than others. The degree of correlation will vary as a result of market conditions and other factors. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the coming months. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Investment Strategy

The fund seeks to achieve its investment objective by employing a multi-manager approach whereby the fund's assets are allocated among separate subadvisors that employ a variety of long/short investment strategies that take long and short positions. The fund may have exposure to equity securities of U.S. and foreign companies of all sizes. Some subadvisors may focus on certain sectors of the market or geographic locations.

For the fiscal period ending August 31, 2015, the fund posted a –6.44% total return, compared with the –1.00% return of the HFRX Equity Hedge Index and the 0.48% return of the Standard & Poor's 500® (S&P 500) Index.

Positive Contributors to Performance

Chilton Investment Company, LLC (Chilton) was weighted at 33.14% of the fund's portfolio as of August 31, 2015. During the period, the manager took a "growth at a reasonable price" approach to investing, with a focus on consumer, health care, industrials and materials-related companies. This was rewarded with a strong positive return as growth-oriented stocks returned to investor favor during the period. Concurrently, Chilton effectively managed downside risk through its short portfolio when equity markets sold off.

Negative Contributors to Performance

Atlantic Investment Management, Inc. (Atlantic) was weighted at 19.46% of the fund's portfolio as of August 31, 2015. Due to the contrarian and concentrated nature of their approach, our exposure to the manager carried a higher degree of volatility. Unfortunately, volatility came at the expense of performance during the prolonged sell-off in the commodity markets due to overweight exposure in the energy, industrials and materials sectors. The manager took advantage of the weakness by adding to their highest-conviction names.

Lazard Asset Management LLC (Lazard) was weighted at 24.69% of the fund's portfolio as of August 31, 2015. During the period, the manager shifted its geographic exposure to be net long developed markets Europe and Asia while going market neutral with respect to North America. This was punished as international equities periodically sold off from uncertainties over Greece and Chinese financial markets.

Omega Advisors, Inc. (Omega) was weighted at 22.71% of the fund's portfolio as of August 31, 2015. The manager's value-oriented strategy suffered from holdings in energy and financials. During the period ending August 31, 2015, Omega steadily increased their long exposure to the market despite the fact that the manager believes equities are fairly valued after recent gains. This positioning is based on the view that investors remain underweight equities by historical standards. In addition, investors have little in the way of attractive alternatives to equities, with interest rates at extraordinarily low levels and corporate debt priced for perfection.

During the period, one or more subadvisors utilized derivatives in the form of forward or futures contracts in order to minimize the impact of fluctuating currency exchange rates on returns.

Outlook and Positioning

The Advisor believes that conditions have been progressively improving with respect to implementation of the fund's long/short equity approach. While markets remain concerned over geopolitical and macroeconomic events, the focus has begun to shift toward the fundamental prospects of individual companies. As a result, there has been an increase in the dispersion of performance across individual equities, increasing the opportunity set for the fund's strategy.

Ten Largest Long Common Stock Holdings at August 31, 2015 (19.1% of Net Assets)
1. Allergan PLC Manufactures specialty pharmaceuticals	3.0%
2. W.R. Grace & Co. Supplier of specialty chemical and container products	2.4%
3. Owens-Illinois, Inc. Manufactures plastic and glass packing products	2.1%
4. FMC Corp. Produces diverse chemical solutions, applications and products	1.8%
5. Costco Wholesale Corp. Operator of wholesale warehouse stores	1.7%
6. Becton, Dickinson & Co. Provider of medical supplies and devices	1.7%
7. IDEXX Laboratories, Inc. Provides diagnostic, detection and information systems for veterinary, food and water testing applications	1.7%
8. Home Depot, Inc. Home improvement retailer that sells building materials and home improvements products	1.6%
9. The Sherwin-Williams Co. Manufacturer of paints, coatings and related products	1.6%
10. Buffalo Wild Wings, Inc. Owns and operates Buffalo Wild Wings Bar and Restaurant	1.5%

Ten Largest Common Stock Sold Short Equity Holdings at August 31, 2015 (3.0% of Net Assets)
1. Banco Bilbao Vizcaya Argentaria SA Attracts, deposits and offers retail wholesale and investment banking services	0.4%
2. Bolsas y Mercados Espanoles SHMSF SA Operator of all stock markets and financial systems in Spain	0.4%
3. Hain Celestial Group, Inc. Distributor and seller of natural, organic and specialty food products	0.3%
4. AGCO Corp. Manufactures and distributes agricultural equipment throughout the world	0.3%
5. Berkshire Hathaway, Inc. Holding company of insurance business and a variety of other businesses	0.3%
6. Mediaset Espana Comunicacion SA Television broadcaster; conducts television, cinema and music production operations	0.3%
7. ICA Gruppen AB Operates and manages food retail stores	0.3%
8. Hexagon AB Global provider of technologies	0.3%
9. DNB ASA Commercial bank	0.2%
10. Nestle SA Multinational packaged food company	0.2%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 61 for contact information.

Portfolio Management Team

Effective September 16, 2015, the fund's portfolio management team is as follows:

Deutsche Investment Management Americas Inc.

Mihir Meswani, Director, DIMA

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2014 with 21 years of industry experience in asset allocation and portfolio management of multi-asset class portfolios.

— Previously, he worked at Mount Yale Capital Group where he was a portfolio manager for the group’s alternative mutual funds. Prior to that, he was Chief Investment Strategist at Sandalwood Securities, where he was a member of the Investment Committee with direct responsibility for the portfolio management of Sandalwood’s fund of hedge funds and alternative mutual fund portfolio.

— Previously, he held a position as Director of Public Investments for the Robert Wood Johnson Foundation where he managed assets across equity and fixed income, hedge funds, credit and real assets. He also worked for Bank of America and JP Morgan in similar roles.

— BS in Finance and a BA in Economics, Rutgers University.

Subadvisors

Atlantic Investment Management, Inc.

Alexander Roepers, President of Atlantic Investment Management, Inc.

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Founded Atlantic Investment Management, Inc. in 1988.

Chilton Investment Company, LLC

Richard L. Chilton, Jr., Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Company, LLC

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Founded Chilton Investment Company, LLC in 1992.

Lazard Asset Management LLC

Jean-Daniel Malan, Director at Lazard Asset Management LLC

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined Lazard Asset Management LLC in 1998 as an Equity Analyst and then worked as a Portfolio Manager for European Equity, and rejoined Lazard in 2008 after working as a Portfolio Manager for two years at BlueCrest Capital Management.

Omega Advisors, Inc.

Leon G. Cooperman, Chairman and Chief Executive Officer of Omega Advisors, Inc.

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Founded Omega Advisors, Inc. in 1991.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The HFRX Equity Hedge Index tracks the performance of strategies that maintain both long and short positions in equity and equity-derivative securities.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Net exposure is the percentage difference between a fund's long and short exposure.

A long position is the purchase of a security with the expectation that its value will rise.

A short position is the sale of a borrowed security with the expectation that its value will fall.

Performance Summary August 31, 2015 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–6.44%	–4.42%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–11.82%	–8.69%
HFRX Equity Hedge Index†	–1.00%	0.46%
Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–7.06%	–5.13%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–7.06%	–5.13%
HFRX Equity Hedge Index†	–1.00%	0.46%
Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charge	–6.24%	–4.34%
HFRX Equity Hedge Index†	–1.00%	0.46%
Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charge	–6.14%	–4.19%
HFRX Equity Hedge Index†	–1.00%	0.46%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2014 are 3.26%, 4.02%, 3.16% and 2.97% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Strategic Equity Long/Short Fund — Class A ■ HFRX Equity Hedge Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on May 15, 2014. The performance shown for the index is for the time period of May 31, 2014 through August 31, 2015, which is based on the performance period of the life of the Fund.

† The HFRX Equity Hedge Index tracks the performance of investing strategies that maintain both long and short positions primarily in equity and equity-derivative securities.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/15	$ 9.37	$ 9.28	$ 9.38	$ 9.40
8/31/14	$ 10.08	$ 10.05	$ 10.07	$ 10.08
Distribution Information as of 8/31/15
Income Dividends, Twelve Months	$ .04	$ .04	$ .04	$ .04
Capital Gain Distributions, Twelve Months	$ .02	$ .02	$ .02	$ .02

Investment Portfolio as of August 31, 2015

	Shares	Value ($)

Long Positions 130.5%
Common Stocks 100.7%
Consumer Discretionary 25.1%
Auto Components 5.6%
American Axle & Manufacturing Holdings, Inc.* (a)	37,487	757,237
Cie Generale des Etablissements Michelin	8,205	795,005
Faurecia	12,074	437,278
Goodyear Tire & Rubber Co. (a) (b)	51,488	1,532,798
Koito Manufacturing Co., Ltd.	18,400	630,520
Lear Corp. (a)	7,472	768,047
Magna International, Inc. (a)	14,217	699,334
		5,620,219
Hotels, Restaurants & Leisure 5.0%
Ainsworth Game Technology Ltd. (b)	75,991	162,241
Bloomin' Brands, Inc. (b)	17,682	366,018
Buffalo Wild Wings, Inc.* (b)	8,173	1,550,255
Domino's Pizza, Inc. (b)	11,011	1,166,505
Hilton Worldwide Holdings, Inc.	5,000	124,150
Melco Crown Entertainment Ltd. (ADR)	14,000	246,680
MGM Resorts International*	13,200	269,676
Sonic Corp. (a) (b)	46,480	1,254,960
Starwood Hotels & Resorts Worldwide, Inc.	100	7,147
		5,147,632
Internet & Catalog Retail 1.5%
The Priceline Group, Inc.*	440	549,401
Wayfair, Inc. "A"* (b)	25,756	960,699
		1,510,100
Leisure Products 0.0%
Polaris Industries, Inc. (b)	142	18,442
Media 7.5%
Cineplex, Inc.	2,947	107,208
Comcast Corp. "A"	2,000	114,480
DISH Network Corp. "A"*	5,800	343,766
Liberty Global PLC "A"* (a)	20,489	985,931
Liberty Global PLC LiLAC "A"* (b)	1,751	60,182
Loral Space & Communications, Inc.*	5,400	292,734
New Media Investment Group, Inc.	13,820	206,194
Pearson PLC	30,016	522,568
Sirius XM Holdings, Inc.*	128,900	491,754
Societe Television Francaise 1	35,483	571,203
Time Warner, Inc.	5,200	369,720
Tribune Media Co. "A"	9,300	371,442
Twenty-First Century Fox, Inc. "A"	9,100	249,249
UBM PLC	32,117	243,135
Vivendi SA	26,060	645,282
Walt Disney Co. (b)	12,451	1,268,508
Wolters Kluwer NV	24,754	784,914
		7,628,270
Multiline Retail 0.2%
Dollar General Corp.	600	44,694
Europris ASA, 144A*	22,955	112,384
J.C. Penney Co., Inc.*	2,000	18,220
		175,298
Specialty Retail 4.0%
AutoZone, Inc.* (a)	2,029	1,452,744
Gulliver International Co., Ltd.	45,700	404,645
Home Depot, Inc. (a) (b)	14,271	1,662,000
O'Reilly Automotive, Inc.* (b)	2,487	597,054
		4,116,443
Textiles, Apparel & Luxury Goods 1.3%
NIKE, Inc. "B" (a)	11,203	1,251,935
PVH Corp.	700	83,286
		1,335,221
Consumer Staples 8.1%
Beverages 1.9%
Anheuser-Busch InBev SA	1,605	175,543
Brown-Forman Corp. "B" (b)	7,554	741,047
Davide Campari-Milano SpA	56,740	423,366
Diageo PLC	19,629	522,799
Diageo PLC (ADR)	1,205	128,176
		1,990,931
Food & Staples Retailing 1.7%
Costco Wholesale Corp. (a) (b)	12,325	1,726,116
Food Products 3.0%
Associated British Foods PLC	10,632	521,848
Blue Buffalo Pet Products, Inc.*	1,100	28,105
Chocoladefabriken Lindt & Sprungli AG (Registered)	22	1,481,897
Kerry Group PLC "A" (c)	2,890	212,093
Kerry Group PLC "A" (c)	584	43,482
Kraft Heinz Co. (b)	3,456	251,113
Origin Enterprises PLC*	1	9
The JM Smucker Co. (a) (b)	4,640	546,221
		3,084,768
Household Products 1.1%
HRG Group, Inc.*	47,200	607,936
Procter & Gamble Co. (a) (b)	6,824	482,252
		1,090,188
Personal Products 0.4%
Asaleo Care Ltd.	326,574	419,494
Energy 2.4%
Energy Equipment & Services 0.4%
Halliburton Co. (a) (b)	6,921	272,341
Nordic American Offshore Ltd.*	15,250	105,225
Transocean Partners LLC (Units)	5,400	59,346
		436,912
Oil, Gas & Consumable Fuels 2.0%
Anadarko Petroleum Corp.	4,200	300,636
Atlas Energy Group LLC*	20,827	68,937
Atlas Resource Partners LP	21,300	84,987
Black Stone Minerals LP	2,200	34,452
Caltex Australia Ltd.	5,947	135,316
Encana Corp. (a)	18,589	138,302
Enviva Partners LP	1,900	24,795
Freehold Royalties Ltd. (b)	14,000	116,206
Gener8 Maritime, Inc.*	400	5,200
Gulf Coast Ultra Deep Royalty Trust*	71,049	21,315
Gulfport Energy Corp.*	6,700	240,061
Kinder Morgan, Inc.	7,800	252,798
Premier Oil PLC*	65,206	105,958
RSP Permian, Inc.*	600	14,364
Targa Resources Corp.	5,500	363,330
Targa Resources Partners LP	4,587	138,481
		2,045,138
Financials 14.9%
Banks 4.3%
Banca Popolare dell'Emilia Romagna SC	9,302	80,305
Banca Popolare di Milano Scarl	78,890	83,873
Banco Popolare SC*	4,746	81,814
Bank of Ireland*	1,457,521	569,701
Barclays PLC	42,600	171,207
BOC Hong Kong (Holdings) Ltd.	95,500	323,498
Citigroup, Inc.	10,200	545,496
Credito Valtellinese SC*	60,874	84,510
Israel Discount Bank Ltd. "A"*	90,887	168,416
JPMorgan Chase & Co.	5,800	371,780
Kasikornbank PCL (Foreign Registered)	29,400	148,666
Permanent TSB Group Holdings PLC*	49,191	267,719
Swedbank AB "A"	23,308	533,322
Unione di Banche Italiane SCpA	10,009	78,276
Wells Fargo & Co. (a)	17,411	928,529
		4,437,112
Capital Markets 2.1%
Credit Suisse Group AG (Registered)	9,471	255,025
E*TRADE Financial Corp.*	12,200	320,738
Henderson Group PLC	64,041	253,260
KKR & Co. LP	10,800	206,172
SEI Investments Co.	5,447	275,509
Tetragon Financial Group Ltd. (c)	6,300	64,193
Tetragon Financial Group Ltd. (c)	35,500	355,000
The Goldman Sachs Group, Inc.	1,479	278,939
THL Credit, Inc.	7,211	89,849
		2,098,685
Consumer Finance 1.2%
Navient Corp.	33,855	433,006
Provident Financial PLC	4,360	197,439
Springleaf Holdings, Inc.* (a)	12,700	568,452
		1,198,897
Diversified Financial Services 1.4%
Euronext NV, 144A	859	39,314
Moody's Corp. (a) (b)	13,485	1,379,650
		1,418,964
Insurance 1.4%
American International Group, Inc.	13,000	784,420
Prudential PLC	7,747	168,974
Sampo Oyj "A"	10,952	528,996
		1,482,390
Real Estate Investment Trusts 2.0%
Chimera Investment Corp. (REIT)	48,740	682,847
Gaming and Leisure Properties, Inc. (REIT)	3,200	99,008
Klepierre (REIT)	11,844	521,445
New Residential Investment Corp. (REIT)	23,000	325,680
New Senior Investment Group, Inc. (REIT)	21,416	243,928
PennyMac Mortgage Investment Trust (REIT)	9,900	149,193
		2,022,101
Real Estate Management & Development 2.3%
Altisource Portfolio Solutions SA*	4,700	126,477
Altus Group Ltd. (b)	6,733	107,781
Daiwa House Industry Co., Ltd.	21,900	538,973
Hulic Co., Ltd. (b)	27,900	256,728
LEG Immobilien AG	7,391	555,260
Mitsubishi Estate Co., Ltd.	9,000	193,581
Pruksa Real Estate PCL (Foreign Registered)	253,300	180,197
Realogy Holdings Corp.*	10,200	411,060
		2,370,057
Thrifts & Mortgage Finance 0.2%
PennyMac Financial Services, Inc. "A"*	12,200	209,474
Health Care 13.1%
Biotechnology 1.3%
Actelion Ltd. (Registered)	4,768	651,493
Incyte Corp.* (b)	3,100	360,189
Seattle Genetics, Inc.*	951	38,297
United Therapeutics Corp.* (a) (b)	1,535	231,201
		1,281,180
Health Care Equipment & Supplies 3.4%
Becton, Dickinson & Co. (a) (b)	12,177	1,717,200
IDEXX Laboratories, Inc.* (a) (b)	23,939	1,710,920
TearLab Corp.* (b)	16,226	44,135
		3,472,255
Health Care Providers & Services 0.9%
Fresenius SE & Co. KGaA	3,729	263,836
McKesson Corp.	2,800	553,224
Spire Healthcare Group PLC, 144A	23,232	126,912
		943,972
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc. (a) (b)	10,326	1,294,571
Pharmaceuticals 6.2%
Allergan PLC* (a) (b)	10,010	3,040,438
AstraZeneca PLC	8,105	512,688
Auris Medical Holding AG*	200	951
Bayer AG (Registered)	2,697	366,376
Bristol-Myers Squibb Co. (a)	5,951	353,906
Carbylan Therapeutics, Inc.*	300	1,629
Ipsen SA	9,075	609,470
Paratek Pharmaceuticals, Inc.	500	12,990
Pfizer, Inc.	10,700	344,754
Shire PLC	3,455	267,000
Valeant Pharmaceuticals International, Inc.*	1,603	369,652
Zoetis, Inc. (a)	11,108	498,416
Zogenix, Inc.*	500	9,610
		6,387,880
Industrials 15.0%
Aerospace & Defense 3.3%
Huntington Ingalls Industries, Inc.	4,998	562,675
TransDigm Group, Inc.* (b)	5,633	1,294,632
Triumph Group, Inc. (a) (b)	30,472	1,505,012
		3,362,319
Air Freight & Logistics 1.0%
FedEx Corp. (a)	7,074	1,065,415
Airlines 1.4%
American Airlines Group, Inc. (a)	7,380	287,673
Delta Air Lines, Inc.	3,800	166,364
International Consolidated Airlines Group SA*	31,180	257,664
United Continental Holdings, Inc.*	12,100	689,337
		1,401,038
Building Products 0.5%
Fortune Brands Home & Security, Inc. (b)	10,263	491,085
Commercial Services & Supplies 0.7%
De La Rue PLC	25,536	191,909
Elior, 144A	11,300	229,640
KAR Auction Services, Inc.	1,900	70,376
Spotless Group Holdings Ltd.	174,764	247,498
		739,423
Construction & Engineering 0.1%
Louis XIII Holdings Ltd.*	301,000	93,212
Electrical Equipment 0.6%
Alstom SA*	13,205	410,054
Sensata Technologies Holding NV* (a) (b)	3,045	144,333
Sunrun, Inc.*	1,300	15,444
		569,831
Industrial Conglomerates 0.2%
Alliance Global Group, Inc.	603,188	255,400
Machinery 2.6%
Crane Co. (a) (b)	13,317	699,675
FANUC Corp.	1,500	243,484
Kurita Water Industries Ltd.	24,900	518,223
Milacron Holdings Corp.*	1,600	31,824
Oshkosh Corp.	18,737	787,891
SKF AB "B"	17,326	330,883
Vallourec SA	5,080	65,096
		2,677,076
Road & Rail 2.7%
CSX Corp. (a)	28,116	769,816
Norfolk Southern Corp. (a) (b)	9,997	778,866
Union Pacific Corp. (a) (b)	14,593	1,251,204
		2,799,886
Trading Companies & Distributors 1.8%
AerCap Holdings NV*	16,900	710,476
Neff Corp. "A"*	200	1,318
WESCO International, Inc.* (a) (b)	19,327	1,081,732
		1,793,526
Transportation Infrastructure 0.1%
BBA Aviation PLC	29,192	130,455
Information Technology 8.3%
Communications Equipment 0.6%
Motorola Solutions, Inc.	10,400	674,128
Electronic Equipment, Instruments & Components 1.8%
Anixter International, Inc.* (a)	11,722	746,222
Ingram Micro, Inc. "A" (a)	40,530	1,096,742
		1,842,964
Internet Software & Services 1.6%
Facebook, Inc. "A"*	4,100	366,663
Google, Inc. "A"*	1,490	965,252
Google, Inc. "C"*	438	270,793
		1,602,708
IT Services 2.9%
Amadeus IT Holding SA "A"	2,000	83,814
Amdocs Ltd. (a)	17,684	1,011,702
Atos	6,862	523,459
Itochu Techno-Solutions Corp.	22,200	489,053
MasterCard, Inc. "A"	9,100	840,567
		2,948,595
Semiconductors & Semiconductor Equipment 0.4%
SunEdison, Inc.*	38,100	396,240
Software 1.0%
Intuit, Inc. (a)	10,977	941,278
Monitise PLC*	1,333,600	117,323
		1,058,601
Materials 13.4%
Chemicals 8.1%
Arkema	5,499	388,950
Ashland, Inc.	4,500	472,365
Dow Chemical Co.	10,000	437,600
Eastman Chemical Co.	3,400	246,364
FMC Corp. (a) (b)	43,216	1,828,469
Kuraray Co., Ltd.	49,900	589,862
LyondellBasell Industries NV "A"	2,000	170,760
Orion Engineered Carbons SA	2,400	39,360
The Sherwin-Williams Co. (a) (b)	6,337	1,621,068
W.R. Grace & Co.* (a)	25,469	2,519,903
		8,314,701
Construction Materials 2.8%
CRH PLC	27,188	814,286
Martin Marietta Materials, Inc. (b)	7,780	1,305,484
Summit Materials, Inc. "A"*	28,755	674,592
		2,794,362
Containers & Packaging 2.5%
Nampak Ltd.	109,175	254,245
Owens-Illinois, Inc.* (a) (b)	103,560	2,159,226
Pact Group Holdings Ltd.	37,704	118,329
		2,531,800
Utilities 0.4%
Independent Power & Renewable Eletricity Producers 0.4%
Abengoa Yield PLC	1,800	40,968
Infinis Energy PLC	86,749	171,055
TerraForm Global, Inc. "A"*	18,200	177,268
		389,291
Total Common Stocks (Cost $104,385,430)		102,894,766

Preferred Stocks 0.1%
Financials
Federal Home Loan Mortgage Corp. "X"*	1,000	4,100
Federal Home Loan Mortgage Corp. "V"*	2,500	9,750
Federal National Mortgage Association "S"*	3,500	25,900
Federal National Mortgage Association "N"*	1,700	12,920
Federal National Mortgage Association "M"*	4,500	22,185
Total Preferred Stocks (Cost $62,906)		74,855
	Principal Amount ($)	Value ($)

Corporate Bonds 0.2%
Telecommunication Services
HC2 Holdings, Inc., 144A, 11.0%, 12/1/2019	70,000	68,250
Intelsat Jackson Holdings SA, 6.625%, 12/15/2022	60,000	52,500
Intelsat Luxembourg SA:
7.75%, 6/1/2021	80,000	59,940
8.125%, 6/1/2023	30,000	22,050
Total Corporate Bonds (Cost $225,600)		202,740
	Shares	Value ($)

Warrants 0.0%
Financials
Alpha Bank AE, Expiration Date 12/10/2017* (Cost $31,633)	60,500	1,833

Securities Lending Collateral 22.4%
Daily Assets Fund Institutional, 0.16% (d) (e) (Cost $22,951,057)	22,951,057	22,951,057

Cash Equivalents 7.1%
Central Cash Management Fund, 0.11% (d) (Cost $7,256,333)	7,256,333	7,256,333
	% of Net Assets	Value ($)

Total Long Positions (Cost $134,912,959)†	130.5	133,381,584
Other Assets and Liabilities, Net	7.2	7,407,771
Securities Sold Short	(37.7)	(38,555,991)
Net Assets	100.0	102,233,364

† The cost for federal income tax purposes was $137,076,064. At August 31, 2015, net unrealized depreciation for all securities based on tax cost was $3,694,480. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,359,075 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,053,555.

	Shares	Value ($)

Common Stocks Sold Short 6.7%
Consumer Discretionary 1.1%
Auto Components 0.2%
Continental AG	1,153	245,180
Household Durables 0.3%
Barratt Developments PLC	16,185	158,826
Berkeley Group Holdings PLC	2,598	134,429
		293,255
Media 0.3%
Mediaset Espana Comunicacion SA	24,547	293,487
Specialty Retail 0.1%
Fast Retailing Co., Ltd.	300	122,139
Textiles, Apparel & Luxury Goods 0.2%
lululemon athletica, Inc.	2,990	191,390
Consumer Staples 1.3%
Food & Staples Retailing 0.3%
ICA Gruppen AB	7,526	280,437
Food Products 0.7%
Hain Celestial Group, Inc.	5,859	356,579
Nestle SA (Registered)	3,555	261,956
Yakult Honsha Co., Ltd.	2,200	122,735
		741,270
Household Products 0.3%
Unicharm Corp.	11,800	239,173
Financials 2.1%
Banks 0.6%
Banco Bilbao Vizcaya Argentaria SA	41,523	385,269
DNB ASA	18,340	262,597
		647,866
Capital Markets 0.6%
Eaton Vance Corp.	3,700	128,279
GAM Holding AG	14,160	260,527
Julius Baer Group Ltd.	3,643	177,335
		566,141
Diversified Financial Services 0.7%
Berkshire Hathaway, Inc. "B"	2,319	310,697
Bolsas y Mercados Espanoles SHMSF SA	9,721	379,889
		690,586
Insurance 0.2%
Hannover Rueck SE	2,523	255,609
Health Care 0.6%
Biotechnology 0.1%
Exact Sciences Corp.	5,351	118,311
Health Care Equipment & Supplies 0.3%
Getinge AB "B"	7,764	172,754
Varian Medical Systems, Inc.	1,551	126,019
		298,773
Pharmaceuticals 0.2%
Merck & Co., Inc.	3,490	187,936
Industrials 1.0%
Airlines 0.1%
Deutsche Lufthansa AG (Registered)	9,440	115,178
Machinery 0.7%
AGCO Corp.	6,396	313,660
Metso Oyj	10,145	249,991
NTN Corp.	19,000	99,232
		662,883
Trading Companies & Distributors 0.2%
Ashtead Group PLC	16,596	240,786
Information Technology 0.6%
Communications Equipment 0.2%
NetScout Systems, Inc.	4,044	147,808
Electronic Equipment, Instruments & Components 0.3%
Hexagon AB "B"	8,256	266,309
Yaskawa Electric Corp.	6,700	76,650
		342,959
Internet Software & Services 0.1%
Zoopla Property Group PLC, 144A	35,790	144,604
Total Common Stocks Sold Short (Proceeds $6,934,352)		6,825,771

Exchange-Traded Funds Sold Short 31.0%
Energy Select Sector SPDR Fund	30,504	2,026,381
iShares MSCI Japan Fund	85,824	1,040,187
iShares Nasdaq Biotechnology Fund	3,436	1,175,078
SPDR S&P 500 ETF Trust	120,638	23,846,513
SPDR S&P MidCap 400 Trust	10,078	2,600,124
Vanguard FTSE Europe Fund	20,220	1,041,937
Total Exchange-Traded Funds Sold Short (Proceeds $33,458,672)		31,730,220
Total Positions Sold Short (Proceeds $40,393,024)		38,555,991

* Non-income producing security.

(a) All or a portion of these securities are pledged as collateral for short sales.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2015 amounted to $22,435,362, which is 21.9% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

At August 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
90 Day Eurodollar	USD	12/19/2016	2	494,050	195

As of August 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	379,832	HKD	2,944,400	11/18/2015	17	State Street Bank and Trust
EUR	590,000	USD	663,492	11/20/2015	585	State Street Bank and Trust
EUR	290,000	USD	326,975	11/19/2015	1,145	State Street Bank and Trust
EUR	1,250,000	USD	1,407,831	9/16/2015	4,861	State Street Bank and Trust
USD	65,073	EUR	60,000	9/21/2015	2,275	State Street Bank and Trust
USD	49,628	EUR	45,393	9/16/2015	1,319	State Street Bank and Trust
USD	314,360	CHF	305,600	11/18/2015	2,628	State Street Bank and Trust
USD	690,779	JPY	84,583,800	11/18/2015	7,712	State Street Bank and Trust
USD	285,857	PHP	13,461,000	11/17/2015	998	State Street Bank and Trust
USD	279,438	EUR	250,000	11/20/2015	1,454	State Street Bank and Trust
GBP	260,000	USD	406,314	9/21/2015	7,388	State Street Bank and Trust
USD	18,757	THB	678,300	11/18/2015	107	State Street Bank and Trust
GBP	84,426	USD	131,611	9/16/2015	2,069	State Street Bank and Trust
AUD	1,617,613	USD	1,185,743	11/18/2015	39,073	State Street Bank and Trust
GBP	2,671,231	USD	4,167,975	11/18/2015	70,691	State Street Bank and Trust
ILS	1,738,154	USD	456,707	11/18/2015	13,079	State Street Bank and Trust
ZAR	14,131,678	USD	1,090,417	11/18/2015	39,071	State Street Bank and Trust
NOK	1,019,100	USD	124,804	11/18/2015	1,769	State Street Bank and Trust
CAD	847,629	USD	651,804	11/18/2015	7,639	State Street Bank and Trust
PHP	25,885,600	USD	552,993	11/17/2015	1,369	State Street Bank and Trust
THB	11,863,100	USD	331,928	11/18/2015	2,014	State Street Bank and Trust
SEK	2,299,000	USD	272,524	11/18/2015	447	State Street Bank and Trust
GBP	80,000	USD	125,169	1/26/2016	2,493	State Street Bank and Trust
USD	660,202	SEK	5,640,193	11/18/2015	7,292	State Street Bank and Trust
SGD	369,900	USD	262,740	11/18/2015	1,462	State Street Bank and Trust
CHF	1,476,200	USD	1,577,233	9/16/2015	49,416	State Street Bank and Trust
USD	271,940	NOK	2,260,000	11/18/2015	908	State Street Bank and Trust
Total unrealized appreciation					269,281
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	201,216	GBP	130,000	9/21/2015	(1,753)	State Street Bank and Trust
USD	275,113	ILS	1,075,400	11/18/2015	(640)	State Street Bank and Trust
USD	722,977	GBP	461,800	11/18/2015	(14,643)	State Street Bank and Trust
USD	125,388	EUR	110,000	11/19/2015	(1,797)	State Street Bank and Trust
USD	277,527	CAD	365,000	11/18/2015	(140)	State Street Bank and Trust
USD	262,828	SGD	369,900	11/18/2015	(1,550)	State Street Bank and Trust
EUR	572,082	USD	638,710	9/16/2015	(3,382)	State Street Bank and Trust
USD	1,413,883	EUR	1,250,000	9/16/2015	(10,912)	State Street Bank and Trust
HKD	5,475,864	USD	705,898	11/18/2015	(528)	State Street Bank and Trust
EUR	6,006,833	USD	6,714,378	11/18/2015	(34,482)	State Street Bank and Trust
JPY	90,492,101	USD	729,709	11/18/2015	(17,573)	State Street Bank and Trust
EUR	190,000	USD	210,074	1/27/2016	(3,689)	State Street Bank and Trust
USD	129,116	AUD	176,600	11/18/2015	(3,931)	State Street Bank and Trust
USD	1,816,447	EUR	1,593,400	11/18/2015	(26,214)	State Street Bank and Trust
CHF	361,300	USD	371,786	11/18/2015	(2,977)	State Street Bank and Trust
USD	31,093	GBP	19,967	9/16/2015	(457)	State Street Bank and Trust
USD	808,279	ZAR	10,691,700	11/18/2015	(12,855)	State Street Bank and Trust
EUR	60,000	USD	65,094	9/21/2015	(2,254)	State Street Bank and Trust
Total unrealized depreciation					(139,777)
Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP Great British Pound

HKD Hong Kong Dollar

ILS Israeli Shekel

JPY Japanese Yen

NOK Norwegian Krone

PHP Philippine Peso

SEK Swedish Krona

SGD Singapore Dollar

THB Thai Baht

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (f)	$ 77,877,425	$ 25,017,341	$ —	$ 102,894,766
Preferred Stocks	74,855	—	—	74,855
Corporate Bonds	—	202,740	—	202,740
Warrants	—	1,833	—	1,833
Short-Term Investments (f)	30,207,390	—	—	30,207,390
Derivatives (g)
Futures Contracts	195	—	—	195
Forward Foreign Currency Exchange Contracts	—	269,281	—	269,281
Total	$ 108,159,865	$ 25,491,195	$ —	$ 133,651,060
Liabilities	Level 1	Level 2	Level 3	Total

Common Stocks Sold Short, at Value (f)	$ (1,880,679)	$ (4,945,092)	$ —	$ (6,825,771)
Exchange-Traded Funds Sold Short	(31,730,220)	—	—	(31,730,220)
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	(139,777)	—	(139,777)
Total	$ (33,610,899)	$ (5,084,869)	$ —	$ (38,695,768)

There have been no transfers between fair value measurement levels during the year ended August 31, 2015.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $104,705,569) — including $22,435,362 of securities loaned	$ 103,174,194
Investment in Daily Assets Fund Institutional (cost $22,951,057)*	22,951,057
Investment in Central Cash Management Fund (cost $7,256,333)	7,256,333
Total investments in securities, at value (cost $134,912,959)	133,381,584
Cash	1,358,395
Deposit with broker for futures contracts	208,567
Deposit with broker for securities sold short	30,096,449
Receivable for investments sold	5,765,978
Receivable for Fund shares sold	134,365
Dividends receivable	121,552
Interest receivable	7,918
Receivable for variation margin on futures contracts	762
Unrealized appreciation on forward foreign currency exchange contracts	269,281
Foreign taxes recoverable	29,629
Other assets	29,328
Total assets	171,403,808
Liabilities
Foreign currency overdraft, at value (cost $63,877)	63,140
Payable upon return of securities loaned	22,951,057
Payable for investments purchased	6,188,037
Payable for securities sold short, at value (proceeds of $40,393,024)	38,555,991
Payable for Fund shares redeemed	883,259
Unrealized depreciation on forward foreign currency exchange contracts	139,777
Dividends payable for securities sold short	7,251
Accrued management fee	160,290
Accrued Trustees' fee	2,347
Other accrued expenses and payables	219,295
Total liabilities	69,170,444
Net assets, at value	$ 102,233,364

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	901,969
Net unrealized appreciation (depreciation) on: Investments	(1,531,375)
Securities sold short	1,837,033
Futures	195
Foreign currency	126,266
Accumulated net realized gain (loss)	(12,862,798)
Paid-in capital	113,762,074
Net assets, at value	$ 102,233,364
Net Asset Value
Class A Net Asset Value and redemption price per share ($13,854,173 ÷ 1,478,156 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.37
Maximum offering price per share (100 ÷ 94.25 of $9.37)	$ 9.94

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,186,821 ÷ 666,932 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 9.28
Class S Net Asset Value, offering and redemption price per share ($17,372,275 ÷ 1,852,244 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.38
Institutional Class Net Asset Value, offering and redemption price per share ($64,820,095 ÷ 6,899,225 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $81,716)	$ 2,598,357
Income distributions — Central Cash Management Fund	7,155
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,962
Total income	2,619,474
Expenses: Management fee	2,534,869
Administration fee	144,850
Services to shareholders	80,990
Distribution and service fees	96,609
Custodian fee	70,782
Professional fees	120,400
Reports to shareholders	28,006
Registration fees	36,684
Trustees' fees and expenses	9,275
Dividend expense on securities sold short	752,259
Interest expense on securities sold short	326,642
Other	53,311
Total expenses before expense reductions	4,254,677
Expense reductions	(14,463)
Total expenses after expense reductions	4,240,214
Net investment income (loss)	(1,620,740)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(8,612,149)
Securities sold short	(2,861,150)
Futures	18,092
Written options	23,149
Foreign currency	3,784,362
(7,647,696)
Change in net unrealized appreciation (depreciation) on: Investments	(6,004,436)
Securities sold short	3,768,012
Futures	(40,195)
Foreign currency	(307,251)
(2,583,870)
Net gain (loss)	(10,231,566)
Net increase (decrease) in net assets resulting from operations	$ (11,852,306)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2015	Period Ended August 31, 2014*

Operations: Net investment income (loss)	$ (1,620,740)	$ (1,018,476)
Net realized gain (loss)	(7,647,696)	(448,010)
Change in net unrealized appreciation (depreciation)	(2,583,870)	3,015,989
Net increase (decrease) in net assets resulting from operations	(11,852,306)	1,549,503
Distributions to shareholders from: Net investment income: Class A	(63,700)	—
Class C	(20,723)	—
Class S	(90,055)	—
Institutional Class	(575,753)	—
Net realized gains: Class A	(40,816)	—
Class C	(13,279)	—
Class S	(57,703)	—
Institutional Class	(368,914)	—
Total distributions	(1,230,943)	—
Fund share transactions: Proceeds from shares sold	45,911,583	52,499,529
Reinvestment of distributions	1,224,962	—
Cost of shares redeemed	(141,534,969)	(44,337,995)
Net increase (decrease) in net assets from Fund share transactions	(94,398,424)	8,161,534
Increase (decrease) in net assets	(107,481,673)	9,711,037
Net assets at beginning of period	209,715,037	200,004,000
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $901,969 and $454,342, respectively)	$ 102,233,364	$ 209,715,037

* For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Year Ended 8/31/15	Period Ended 8/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.08	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.06)
Net realized and unrealized gain (loss)	(.52)	.14
Total from investment operations	(.65)	.08
Less distributions from: Net investment income	(.04)	—
Net realized gains on investment	(.02)	—
Total distributions	(.06)	—
Net asset value, end of period	$ 9.37	$ 10.08
Total Return (%)[c]	(6.44)[d]	.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.19	3.25*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.14	3.25*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.40	2.40*
Ratio of net investment income (loss) (%)	(1.35)	(1.95)*
Portfolio turnover rate (%)	316	119**

[a] For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Year Ended 8/31/15	Period Ended 8/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.05	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.20)	(.08)
Net realized and unrealized gain (loss)	(.51)	.13
Total from investment operations	(.71)	.05
Less distributions from: Net investment income	(.04)	—
Net realized gains on investment	(.02)	—
Total distributions	(.06)	—
Net asset value, end of period	$ 9.28	$ 10.05
Total Return (%)[c,d]	(7.06)	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.93	4.01*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.89	4.00*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	3.15	3.15*
Ratio of net investment income (loss) (%)	(2.10)	(2.74)*
Portfolio turnover rate (%)	316	119**

[a] For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Year Ended 8/31/15	Period Ended 8/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.07	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.05)
Net realized and unrealized gain (loss)	(.51)	.12
Total from investment operations	(.63)	.07
Less distributions from: Net investment income	(.04)	—
Net realized gains on investment	(.02)	—
Total distributions	(.06)	—
Net asset value, end of period	$ 9.38	$ 10.07
Total Return (%)[c]	(6.24)	.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	24
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.01	3.15*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.99	3.10*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.25	2.25*
Ratio of net investment income (loss) (%)	(1.22)	(1.69)*
Portfolio turnover rate (%)	316	119**

[a] For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Year Ended 8/31/15	Period Ended 8/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.08	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.05)
Net realized and unrealized gain (loss)	(.52)	.13
Total from investment operations	(.62)	.08
Less distributions from: Net investment income	(.04)	—
Net realized gains on investment	(.02)	—
Total distributions	(.06)	—
Net asset value, end of period	$ 9.40	$ 10.08
Total Return (%)	(6.14)	.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	166
Ratio of expenses (including interest expense and dividend expense for securities sold short) (%)	2.82	2.96*
Ratio of expenses (excluding interest expense and dividend expense for securities sold short) (%)	2.08	2.11*
Ratio of net investment income (loss) (%)	(1.01)	(1.60)*
Portfolio turnover rate (%)	316	119**
[a] For the period from May 15, 2014 (commencement of operations) to August 31, 2014. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Strategic Equity Long/Short Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities and ETFs are generally categorized as Level 1 For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices, and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. State Street Bank and Trust, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended August 31, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2015, the Fund had $9,381,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,656,000) and long-term losses ($1,725,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, investments in futures, investments in passive foreign investment companies, investments in short sales, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 1,022,575
Capital loss carryforwards	$ (9,381,000)
Net unrealized appreciation (depreciation) on investments	$ (3,694,480)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Year Ended August 31, 2015
Distributions from ordinary income*	$ 1,207,447
Distributions from long-term capital gains	$ 23,496

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2015, the Fund entered into futures contracts as a substitute for direct investment in a particular market, to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to maintain full long and short exposure and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $3,886,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $30,085,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended August 31, 2015, the Fund entered into options on futures contracts as a substitute for direct investment in a particular security or market or to maintain full long and short exposure and for non-hedging purposes to seek to enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased option contracts as of August 31, 2015. There were no open written option contracts as of August 31, 2015. For the year ended August 31, 2015, the investment in written option contracts with total values ranging from $0 to approximately $5,000 and purchased option contracts had a total value generally indicative of a range from $0 to approximately $34,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended August 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $23,172,000 to $35,949,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,909,000 to $17,588,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 195	$ 195
Foreign Exchange Contracts (b)	269,281	—	269,281
	$ 269,281	$ 195	$ 269,476

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (b)	(139,777)
The above derivative is located in the following Statement of Assets and Liabilities accounts: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ —	$ (41,513)	$ (41,513)
Equity Contracts (a)	209,374	23,149	—	33,806	266,329
Foreign Exchange Contracts (a)(b)	—	—	4,299,067	25,799	4,324,866
	$ 209,374	$ 23,149	$ 4,299,067	$ 18,092	$ 4,549,682

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), futures and written options, respectively.

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 195	$ 195
Equity Contracts (a)	—	(30,540)	(30,540)
Foreign Exchange Contracts (a)(b)	(306,079)	(9,850)	(315,929)
	$ (306,079)	$ (40,195)	$ (346,274)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures.

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of August 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 269,281	$ (139,777)	$ —	$ 129,504
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$ 139,777	$ (139,777)	$ —	$ —

C. Purchases and Sales of Securities

During the year ended August 31, 2015, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $197,794,565 and $279,338,804, respectively. Purchases to cover securities sold short and securities sold short aggregated $251,089,334 and $218,945,877, respectively.

For the year ended August 31, 2015, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Total
Outstanding, beginning of period	—	$ —
Options written	100	28,449
Options closed	(100)	(28,449)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

The Advisor allocates the Fund's assets across four sub-advised sleeves managed by Atlantic Investment Management, Inc. (Atlantic), Chilton Investment Company, LLC (Chilton), Lazard Asset Management LLC (Lazard), Omega Advisors, Inc. (Omega). Each investment management team employs different long/short investment strategies when managing the assets of the fund allocated to it. Atlantic, Chilton, Lazard and Omega are paid by the Advisor, not the Fund, for the services Atlantic, Chilton, Lazard and Omega provide to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate (exclusive of any applicable waivers/reimbursements) of 1.75%.

For the period from September 1, 2014 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:

Class A	2.40%
Class C	3.15%
Class S	2.25%
Institutional Class	2.15%

For year ended August 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 7,455
Class C	2,352
Class S	4,656
$ 14,463

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2015, the Administration Fee was $144,850, of which $9,170 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2015
Class A	$ 2,120	$ 389
Class C	1,016	230
Class S	1,575	303
Institutional Class	2,815	373
	$ 7,526	$ 1,295

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2015
Class C	$ 43,508	$ 4,093

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2015	Annual Rate
Class A	$ 38,607	$ 12,612.24%
Class C	14,494	4,114.25%
	$ 53,101	$ 16,726

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2015 aggregated $8,073.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2015, the CDSC for Class C shares aggregated $7,469. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2015, DDI received $12,271 for Class A shares.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,043, of which $8,123 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At August 31, 2015, Deutsche Bank AG and its affiliates held approximately 46% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2015.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2015		Period Ended August 31, 2014*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	506,186	$ 4,916,849	1,656,144	$ 16,780,338
Class C	363,800	3,507,716	446,585	4,514,192
Class S	1,877,940	18,260,795	2,347,683	23,709,752
Institutional Class	1,958,531	19,226,223	743,434	7,495,247
		$ 45,911,583		$ 52,499,529
Shares issued to shareholders in reinvestment of distributions
Class A	11,046	$ 103,390	—	$ —
Class C	3,558	33,162	—	—
Class S	15,733	147,262	—	—
Institutional Class	100,443	941,148	—	—
		$ 1,224,962		$ —
Shares redeemed
Class A	(610,891)	$ (5,991,576)	(84,429)	$ (853,806)
Class C	(137,159)	(1,327,281)	(9,952)	(99,987)
Class S	(2,376,186)	(22,607,239)	(13,026)	(131,294)
Institutional Class	(11,624,293)	(111,608,873)	(4,278,990)	(43,252,908)
		$ (141,534,969)		$ (44,337,995)
Net increase (decrease)
Class A	(93,659)	$ (971,337)	1,571,715	$ 15,926,532
Class C	230,199	2,213,597	436,633	4,414,205
Class S	(482,513)	(4,199,182)	2,334,657	23,578,458
Institutional Class	(9,565,319)	(91,441,502)	(3,535,556)	(35,757,661)
		$ (94,398,424)		$ 8,161,534
Initial capital
Class A	—	$ —	100	$ 1,000
Class C	—	—	100	1,000
Class S	—	—	100	1,000
Institutional Class	—	—	20,000,100	200,001,000
		$ —		$ 200,004,000

* For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Strategic Equity Long/Short Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Strategic Equity Long/Short Fund, (one of the funds constituting the Deutsche Market Trust (the Fund)) as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Strategic Equity Long/Short Fund (one of the funds constituting the Deutsche Market Trust) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 29, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 948.40	$ 945.00	$ 949.40	$ 950.50
Expenses Paid per $1,000*	$ 16.01	$ 19.61	$ 15.08	$ 14.70
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,008.77	$ 1,005.04	$ 1,009.73	$ 1,010.13
Expenses Paid per $1,000*	$ 16.51	$ 20.22	$ 15.55	$ 15.15

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Strategic Equity Long/Short Fund†	3.26%	4.00%	3.07%	2.99%

† Includes interest and dividend expense on securities sold short of 0.80% for each class.

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.0003 per share from net long-term capital gains during its year ended August 31, 2015.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved DWS Strategic Equity Long/Short Fund’s (now known as Deutsche Strategic Equity Long/Short Fund) (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"); the sub-advisory agreement between DIMA and Atlantic Investment Management, Inc. ("Atlantic") (the "Atlantic Sub-Advisory Agreement"); the sub-advisory agreement between DIMA and Chilton Investment Company, LLC ("Chilton") (the "Chilton Sub-Advisory Agreement"); the sub-advisory agreement between DIMA and Lazard Asset Management LLC ("Lazard") (the "Lazard Sub-Advisory Agreement"); and the sub-advisory agreement between DIMA and Omega Advisors, Inc. ("Omega" and together with Atlantic, Chilton and Lazard, the "Sub-Advisers") (the "Omega Sub-Advisory Agreement" and together with the Atlantic Sub-Advisory Agreement, the Chilton Sub-Advisory Agreement and the Lazard Sub-Advisory Agreement, the "Sub-Advisory Agreements") in March 2014. The Agreement and the Sub-Advisory Agreements are referred to collectively herein as the "Agreements."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In March 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees meet frequently to discuss fund matters. The Trustees met privately with their independent counsel to discuss the Agreements and other matters relating to the Fund. The Trustees were also advised by a fee consultant retained by the Trustees (the "Fee Consultant") in the course of their review of the Agreements and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreements, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services to be provided under the Agreements. The Board noted that, under the Agreements, DIMA and the Sub-Advisers will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also considered information provided on the proposed investment strategy of each Sub-Adviser and the investment personnel of each Sub-Adviser. The Board also requested and received information regarding DIMA’s planned oversight of the Sub-Advisers. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 2.40%, 3.15%, 2.25% and 2.15% of average net assets of Class A, Class C, Class S and Institutional Class shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board considered the Fund’s management fee schedule as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. With respect to the sub-advisory fees to be paid to the Sub-Advisers, the Board noted that the fees are paid by DIMA out of its fee and not directly by the Fund. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA and the Sub-Advisers.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s or the Sub-Advisers’ costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and the Sub-Advisers and Their Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and the Sub-Advisers and their affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and the Sub-Advisers related to brokerage and soft dollar allocations, including that each Sub-Adviser may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA and the Sub-Advisers related to DWS Funds (now known as Deutsche Funds) advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources to be dedicated by DIMA to the oversight of each Sub-Adviser’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreements and concluded that the Agreements were in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C, S and Institutional also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DSLAX	DSLCX	DSLSX	DSLIX
CUSIP Number	25159K 762	25159K 754	25159K 747	25159K 739
Fund Number	1004	1304	2004	1404

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DSELSF-2
(R-035795-3 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche strategic equity long/short fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$76,600	$0	$8,400	$0
2014	$75,000	$0	$8,000	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$498,574	$3,642,017
2014	$0	$266,072	$6,090,049

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$8,400	$4,140,591	$880,336	$5,029,327
2014	$8,000	$6,356,121	$411,123	$6,775,244

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Equity Long/Short Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015